Exhibit 10.4

GLOBAL HYATT CORPORATION

Non-Employee Director

Restricted Stock Award Agreement

Participant:

The following sets forth the terms of your Global Hyatt Corporation Restricted Stock Award.

AWARD:

Grant Date:

Shares Granted:

The Restricted Stock Award that is described and made pursuant to this Restricted Stock Award Agreement (as amended from time to time, this “Award Agreement”) is issued under the Amended and Restated Global Hyatt Corporation Long-Term Incentive Plan (as amended from time to time, “Plan”). By your signature on this Award Agreement:

•	you consent to be bound by all of the terms and conditions of this Award Agreement and the Plan;

•

without any further action on your part, you agree to be deemed a party to, a signatory of and bound by the Amended and Restated Global Hyatt Corporation Incentive Award Stockholders’ Agreement dated as of March 11, 2008 (as amended from time to time, the “Stockholders’ Agreement”), and all shares of Common Stock issued as Restricted Stock shall be subject to the rights and restrictions contained therein; and

•	you acknowledge that you have received, read and understood the Plan, this Award Agreement and the Stockholders’ Agreement, and are familiar with the terms and provisions of each.

The following terms and conditions apply to the Restricted Stock granted pursuant to this Award Agreement.

Company; Defined Terms:	Except as the context may otherwise require, references to the “Company” shall be deemed to include its subsidiaries and affiliates.

To the extent not defined herein, capitalized terms shall have the meanings ascribed to them in the Plan.

Type of Award:	Restricted Stock, which is the grant of actual shares of Common Stock to the Participant subject to the vesting and other terms set forth in this Award Agreement.

Vesting:	The Restricted Stock shall be fully vested and non-forfeitable at grant.

Voting and Dividend Rights:	Subject only to the terms of the Stockholders’ Agreement, the Participant shall have all rights and privileges of a stockholder, with respect to the Restricted Stock.

Restrictions on Shares; Stockholder’s Agreement; Lock-Up:	Prior to an IPO, shares of Restricted Stock (whether or not vested) will not be registered under any federal or state securities laws and will not be readily transferable. As provided in the Plan and this Award Agreement, upon the Participant’s execution and delivery of the Award Agreement and as a condition of receipt of shares of Common Stock, the Participant will be deemed to be a party to, a signatory of, and bound by the Stockholders’ Agreement, which contains an acknowledgement of such restrictions and other terms and conditions attached to share ownership.

Without limiting any of the rights of the Company or the Administrator hereunder or under the Plan, upon receipt of shares of Common Stock, the Participant shall be deemed to have agreed that upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Participant will (a) not sell, make any short sale of, loan, grant any option for the purchase of, otherwise dispose of, hedge or transfer any of the economic interest in (or agree or commit to do any of the foregoing) any shares of Common Stock or any other securities of Global Hyatt Corporation (other than those included in the registration, if any) held by the Participant without the prior written consent of the Company or such underwriters, as the case may be, for up to fourteen (14) days prior to, and, in the case of the Company’s IPO of equity securities, during the one hundred eighty (180) day period (or such longer period as may be required by the Administrator upon the advice of the managing underwriter(s)) following, the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, and (b) enter into and be bound by such form of agreement with respect to the foregoing as the Company or such managing underwriter may reasonably request. In the case of a registered public offering of the Company’s equity securities following the Company’s IPO, the lock-up period described in clause (a) above shall be ninety (90) days (or such longer period as may be required by the Administrator).

Certificates:	The Company shall cause the Restricted Stock to be issued and a stock certificate or certificates representing the Restricted Stock to be registered in the Participant’s name or held in book entry form promptly upon execution of this Award Agreement, but if a stock certificate or certificates are issued, they shall be delivered to, and held in custody by the Company subject to the Stockholders’ Agreement.

Please return executed copies of this Award Agreement and attached Spousal Consent/ Acknowledgement to Robb Webb, Chief Human Resources Officer as soon as possible.

Global Hyatt Corporation	Participant:

By:
Name:
Title:	Date:

3

SPOUSAL CONSENT/ACKNOWLEDGEMENT

To be signed by Participant and, if married, by Participant’s Spouse:

I, the undersigned spouse (“Spouse”) of the undersigned Participant, hereby acknowledge that I have received, read and understand the Plan, this Award Agreement and the Stockholders’ Agreement, and am familiar with the terms and provisions of each. I am aware that such documents impose certain restrictions on the shares of Restricted Stock granted to my spouse. I agree that my spouse’s interest in the shares of Restricted Stock shall be irrevocably bound by the Plan, the Award Agreement and the Stockholders’ Agreement and further that my community property interest (if any) shall be similarly bound by such agreements.

The undersigned Spouse irrevocably constitutes and appoints my spouse, the undersigned Participant, as my true and lawful attorney and proxy in my name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to any and all of the shares of Global Hyatt Corporation in which I now have or hereafter acquire any interest in (including but not limited to the right, without my further signature, consent or knowledge, to exercise any rights under or to agree to any amendments or modifications of any of the above-referenced documents), with all powers I would possess if personally present, it being expressly understood and intended by me that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by my disability, incapacity or death or dissolution of marriage and this proxy will not terminate without the consent of the Participant and Global Hyatt Corporation.

Global Hyatt Corporation is a third party beneficiary of this Spousal Consent/ Acknowledgement and shall have the right to enforce this Spousal Consent/Acknowledgement as if it were a signatory and party hereto.

Signature of Participant’s Spouse:

Print Name:

Married Participants:            I, the undersigned Participant, do hereby certify and acknowledge that the signature set forth above is the true and genuine signature of my Spouse.

Signature of Participant:

Print Name:

Unmarried Participants:            I, the undersigned Participant, do hereby certify and acknowledge that I am unmarried.

Signature of Participant:

Print Name: